                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-6555
                ------------------------------------------------

                         THE BRAZILIAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
--------------------------------------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)

                               J. Kevin Gao, Esq.
                         The Brazilian Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: March 31

Date of reporting period: April 1, 2004 to September 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

THE BRAZILIAN EQUITY FUND, INC.

SEMI-ANNUAL REPORT
SEPTEMBER 30, 2004


[BZL LISTED NYSE(R) LOGO]

3910-SA-04

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              3

Schedule of Investments                                                        4

Statement of Assets and Liabilities                                            6

Statement of Operations                                                        7

Statement of Changes in Net Assets                                             8

Financial Highlights                                                          10

Notes to Financial Statements                                                 12

Proxy Voting and Portfolio Holdings Information                               17

LETTER TO SHAREHOLDERS

                                                               November 11, 2004

DEAR SHAREHOLDER:

We are writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the fiscal half year ended September 30, 2004. While the shareholders have approved the liquidation of the Fund, it is subject to the receipt of an exemptive order from the Securities and Exchange Commission, which the Fund has applied for but which has not been issued as of the date of this letter.

The Fund's net asset value ("NAV") on September 30, 2004 was $7.95 per share, compared with $7.25 per share on March 31, 2004. The Fund's total return, based on NAV and assuming reinvestment of dividends, for the fiscal half year ended September 30, 2004 was 9.66%, compared with an increase of 11.20% for the Morgan Stanley Capital International Brazil Index.* Factors that aided performance included good stock selection in the energy sector and our underweighting in telecommunications late in the period, when these stocks struggled. On the negative side in terms of relative performance, the Fund's materials and bank holdings had gains but trailed their counterparts in the Fund's benchmark. Concentration limits made it difficult for the Fund to have more exposure to certain outperforming stocks in both sectors.

THE MARKET: WEAK START FOLLOWED BY STRONG THIRD QUARTER

The period was a good one for emerging market equities, both in absolute terms and compared with developed stock markets. The group initially tumbled, with investors taking profits after a strong 2003 rally amid worries over rising U.S. interest rates and a possible slowdown in China's economy. Brazil underperformed in the period's first half; the prospects for higher rates weighed on the debt-heavy country's financial markets.

However, emerging markets bounced back strongly over the late May-September span, benefiting from high and rising commodity prices, a decline in U.S. bond yields, along with evidence that China remained on a growth track. Brazil reversed course and outperformed almost all global markets, buoyed by signs that a robust domestic recovery was underway.

THE PORTFOLIO: A FOCUS ON DIVIDEND-PAYING STOCKS

We maintained a bias toward dividend-paying stocks, and in fact bolstered this stance in mid May, when a market selloff had created what we viewed as even more attractive yield opportunities. In the first half of the period, we raised our exposure to the utilities, telecommunications and consumer staples sectors while trimming steel. We also participated in three IPOs: a cosmetics company, a discount fare airline and a transportation stock.

In the second half of the period, we decreased our position in the cellular area, which proved beneficial as the industry underperformed in the year's third quarter. We added to our weighting in a steel company at this time. In September we lowered our exposure to metals and mining companies, taking profits in the wake of good performance. We selectively increased our exposure to the beverage, banking and cosmetics industries over the final three months of the period.

LETTER TO SHAREHOLDERS

OUTLOOK: PROFIT TAKING COULD FUEL SHORT-TERM VOLATILITY

Issues we are watching closely are U.S. interest rates, Brazil's inflation and global commodity prices. How much and how fast will U.S. rates rise? Is the market too optimistic on inflation? Are commodity prices peaking?

Our view on U.S. rates is that if they rise in a "measured" way, as indicated by the Federal Reserve, the trend would likely have a limited impact on emerging equities. As for inflation, we continue to monitor the flow of data carefully for signs of upward pressures.

With respect to commodity prices, a downturn would likely make commodity plays such as Brazil vulnerable to a shift in sentiment and profit taking in the short term. In our view, while commodity prices may be frothy, they could remain high as supply-demand imbalances are worked through and the global growth outlook adjusts. We are watching all these issues closely and will make adjustments to our portfolio as we deem appropriate.

Respectfully,

/s/ Emily Alejos

Emily Alejos
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN BRAZIL, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

----------
* The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is the Chief Investment Officer of the Fund and of The Emerging Markets Telecommunications Fund, Inc. She is also the Co-Chief Investment Officer of The Latin America Equity Fund, Inc and an Investment Officer of The Chile Fund, Inc.

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 2004 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                           SEPTEMBER 30, 2004         MARCH 31, 2004
Banking                                           11.35%                  13.19%
Bottling                                           7.37%                   2.99%
Cellular Telecommunications                        0.48%                   5.15%
Diversified Operations                             2.98%                   1.48%
Electric-Integrated                                6.53%                   4.52%
Mining                                            17.42%                  16.88%
Oil & Natural Gas                                 25.86%                  26.21%
Paper & Related Products                           3.86%                   3.51%
Steel                                              7.92%                   5.99%
Telephone-Integrated                               7.93%                   9.50%
Tobacco                                            0.95%                   3.38%
Other                                              6.07%                   3.72%
Cash & Other Assets                                1.28%                   3.48%

TOP 10 HOLDINGS, BY ISSUER

                                                                                           PERCENT OF
     HOLDING                                                SECTOR                         NET ASSETS
-------------------------------------------------------------------------------------------------------
Petroleo Brasileiro S.A.                               Oil & Natural Gas                     25.86
Companhia Vale do Rio Doce                                  Mining                           15.42
Companhia de Bebidas das Americas                          Bottling                           7.37
Banco Bradesco S.A.                                         Banking                           4.73
Banco Itau Holding Financeira S.A.                          Banking                           4.61
Tele Norte Leste Participacoes S.A.                  Telephone-Integrated                     4.08
Centrais Eletricas Brasileiras S.A.                   Electric-Integrated                     3.75
Companhia Siderurgica Nacional S.A.                          Steel                            3.17
Investimentos Itau S.A.                             Diversified Operations                    2.98
Empresa Brasileira de Aeronautica S.A.            Aerospace/Defense-Equipment                 2.87

THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2004 (UNAUDITED)

                                                        NO. OF
DESCRIPTION                                             SHARES          VALUE
----------------------------------------------------------------------------------
EQUITY SECURITIES-98.72%
AEROSPACE/DEFENSE-EQUIPMENT-2.87%
Empresa Brasileira de
 Aeronautica S.A., ADR                                      48,300   $   1,275,120
                                                                     -------------

AIRLINES-1.02%
Gol-Linhas Aereas Inteligentes
 S.A., ADR+                                                 22,200         450,660
                                                                     -------------

BANKING-11.35%
Banco Bradesco S.A., ADR                                    39,800       2,097,460
Banco Itau Holding
 Financeira S.A., ADR                                       36,800       2,042,400
Uniao de Bancos Brasileiros
 S.A., GDR                                                  36,800         891,664
                                                                     -------------
                                                                         5,031,524
                                                                     -------------

BOTTLING-7.37%
Companhia de Bebidas das
 Americas, PN, ADR                                         145,800       3,265,920
                                                                     -------------

CELLULAR TELECOMMUNICATIONS-0.47%
Telemig Celular Participacoes
 S.A.                                                   71,400,000         211,028
                                                                     -------------

COSMETICS & TOILETRIES-1.68%
Natura Cosmeticos S.A.                                      36,900         746,002
                                                                     -------------

DIVERSIFIED OPERATIONS-2.98%
Investimentos Itau S.A., PN                                989,130       1,321,608
                                                                     -------------

ELECTRIC-INTEGRATED-6.53%
Centrais Eletricas Brasileiras
 S.A., ON                                               75,100,000       1,200,444
Centrais Eletricas Brasileiras
 S.A., PNB                                              31,200,000         463,799
Companhia Energetica de Minas
 Gerais, ADR                                                57,896       1,230,290
                                                                     -------------
                                                                         2,894,533
                                                                     -------------

MINING-17.42%
Caemi Mineracao e Metalurgia
 S.A., PN +                                              1,410,000         887,723
Companhia Vale do Rio
 Doce, ADR                                                 355,200       6,837,600
                                                                     -------------
                                                                         7,725,323
                                                                     -------------

OIL & NATURAL GAS-25.86%
Petroleo Brasileiro S.A., ADR                                7,000   $     246,750
Petroleo Brasileiro S.A., PN                                11,617         381,301
Petroleo Brasileiro S.A., PN, ADR                          339,500      10,836,840
                                                                     -------------
                                                                        11,464,891
                                                                     -------------

PAPER & RELATED PRODUCTS-3.86%
Aracruz Celulose S.A., ADR                                  27,300         904,176
Votorantim Celulose e Papel
 S.A., ADR                                                  23,400         808,470
                                                                     -------------
                                                                         1,712,646
                                                                     -------------

PUBLIC THOROUGHFARES-0.51%
Companhia de Concessoes
 Rodoviarias                                                17,500         225,560
                                                                     -------------

STEEL-7.92%
Companhia Siderurgica
 Nacional S.A., ON                                          90,400       1,403,903
Gerdau S.A., ADR                                            61,260       1,001,601
Usinas Siderurgicas de Minas
 Gerais S.A., PNA                                           71,300       1,104,788
                                                                     -------------
                                                                         3,510,292
                                                                     -------------

TELEPHONE-INTEGRATED-7.93%
Brasil Telecom Participacoes
 S.A.                                                   83,700,000         598,694
Brasil Telecom Participacoes
 S.A., ADR                                                  10,200         330,480
Tele Norte Leste Participacoes
 S.A., ADR                                                  97,900       1,295,217
Tele Norte Leste Participacoes
 S.A., ON                                                   41,600         515,962
Telecomunicacoes de Sao Paulo
 S.A., PN                                               44,400,000         776,495
                                                                     -------------
                                                                         3,516,848
                                                                     -------------

TOBACCO-0.95%
Souza Cruz S.A., ON                                         39,100         423,686
                                                                     -------------
TOTAL EQUITY SECURITIES
 (Cost $29,767,800)                                                     43,775,641
                                                                     -------------

                                 See accompanying notes to financial statements.

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                             (000'S)         VALUE
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-0.59%
GRAND CAYMAN-0.59%
Brown Brothers Harriman & Co.,
 overnight deposit, 1.05%,
 10/01/04* (Cost $260,000)                           $         260   $     260,000
                                                                     -------------
TOTAL INVESTMENTS-99.31%
 (Cost $30,027,800) (Notes A, D, F )                                    44,035,641
                                                                     -------------
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES-0.69%                                                      305,973
                                                                     -------------
NET ASSETS-100.00%                                                   $  44,341,614
                                                                     =============

----------
+    Security is non-income producing.
* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2004 (UNAUDITED)

ASSETS
Investments, at value (Cost $30,027,800) (Note A, D, F)                                  $  44,035,641
Cash                                                                                               885
Receivables:
   Investments sold                                                                          1,136,478
   Dividends                                                                                   480,106
Prepaid expenses                                                                                 6,623
                                                                                         -------------
Total Assets                                                                                45,659,733
                                                                                         -------------

LIABILITIES

Payables:
   Investments purchased                                                                     1,091,866
   Investment advisory fee (Note B)                                                             88,580
   Directors' Fees                                                                              13,448
   Administration fees (Note B)                                                                  8,262
   Other accrued expenses                                                                      115,963
                                                                                         -------------
Total Liabilities                                                                            1,318,119
                                                                                         -------------
NET ASSETS (applicable to 5,580,441 shares of common stock outstanding) (Note C)         $  44,341,614
                                                                                         =============
 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 5,580,441 shares issued and outstanding
 (100,000,000 shares authorized)                                                         $       5,580
Paid-in capital                                                                             76,774,628
Undistributed net investment income                                                            476,825
Accumulated net realized loss on investments and foreign currency related transactions     (46,924,213)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                   14,008,794
                                                                                         -------------
Net assets applicable to shares outstanding                                              $  44,341,614
                                                                                         =============
NET ASSET VALUE PER SHARE ($44,341,614 DIVIDED BY 5,580,441)                             $        7.95
                                                                                         =============
MARKET PRICE PER SHARE                                                                   $        7.21
                                                                                         =============

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004
(UNAUDITED)

INVESTMENT INCOME

Income (Note A):
   Dividends                                                                             $     886,714
   Interest                                                                                      1,795
   Less: Foreign taxes withheld                                                                (91,629)
                                                                                         -------------
   Total Investment Income                                                                     796,880
                                                                                         -------------
Expenses:
   Investment advisory fees (Note B)                                                           229,339
   Legal fees                                                                                  117,308
   Audit Fees                                                                                   30,901
   Directors' fees                                                                              30,572
   Custodian fees (Note B)                                                                      25,493
   Printing (Note B)                                                                            22,562
   Administration fees (Note B)                                                                 22,039
   Accounting fees (Note B)                                                                     15,041
   NYSE listing fees                                                                            11,908
   Transfer agent fees                                                                           8,908
   Insurance                                                                                     7,697
   Miscellaneous                                                                                 3,694
   Brazilian taxes (Note A)                                                                        897
                                                                                         -------------
   Total Expenses                                                                              526,359
   Less: Fee waivers (Note B)                                                                  (59,458)
                                                                                         -------------
     Net Expenses                                                                              466,901
                                                                                         -------------
   Net Investment Income                                                                       329,979
                                                                                         -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain from:
   Investments                                                                               1,700,519
   Foreign currency related transactions                                                         5,971
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies                           1,839,169
                                                                                         -------------
Net realized and unrealized gain on investments and foreign
 currency related transactions                                                               3,545,659
                                                                                         -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $   3,875,638
                                                                                         =============

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FOR THE             FOR THE
                                                                            SIX MONTHS ENDED       FISCAL YEAR
                                                                           SEPTEMBER 30, 2004         ENDED
                                                                               (UNAUDITED)        MARCH 31, 2004
                                                                           ------------------    ---------------
INCREASE IN NET ASSETS

Operations:
   Net investment income                                                   $          329,979    $     1,059,725
   Net realized gain on investments and foreign currency
    related transactions                                                            1,706,490          6,093,526
   Net change in unrealized appreciation/(depreciation)
    in value of investments and translation of other assets
    and liabilities denominated in foreign currency                                 1,839,169         12,687,892
                                                                           ------------------    ---------------
     Net increase in net assets resulting from operations                           3,875,638         19,841,143
                                                                           ------------------    ---------------
Dividends to shareholders:
   Net investment income                                                                   --           (837,066)
                                                                           ------------------    ---------------
     Total increase in net assets                                                   3,875,638         19,004,077
                                                                           ------------------    ---------------
NET ASSETS

Beginning of period                                                                40,465,976         21,461,899
                                                                           ------------------    ---------------
End of period*                                                             $       44,341,614    $    40,465,976
                                                                           ==================    ===============

----------
* Including undistributed net investment income of $476,825 and $146,846, respectively.

                                 See accompanying notes to financial statements.

                       This page intentionally left blank.

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                    FOR THE SIX
                                                                    MONTHS ENDED          FOR THE FISCAL YEARS ENDED MARCH 31,
                                                                 SEPTEMBER 30, 2004   -------------------------------------------
                                                                     (UNAUDITED)         2004             2003           2002
                                                                 ------------------   -----------      -----------    -----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                $      7.25       $      3.85      $      5.73    $      6.31
                                                                    -----------       -----------      -----------    -----------
Net investment income/(loss)                                               0.06++            0.19++           0.01++         0.12++
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                0.64              3.36            (1.86)         (0.52)
                                                                    -----------       -----------      -----------    -----------
Net increase/(decrease) in net assets resulting from operations            0.70              3.55            (1.85)         (0.40)
                                                                    -----------       -----------      -----------    -----------
Dividends and distributions to shareholders:
  Net investment income                                                      --             (0.15)           (0.03)         (0.18)
  Net realized gains on investments                                          --                --               --             --
                                                                    -----------       -----------      -----------    -----------
Total dividends and distributions to shareholders                            --             (0.15)           (0.03)         (0.18)
                                                                    -----------       -----------      -----------    -----------
Anti-dilutive impact due to capital shares repurchased                       --                --               --             --
                                                                    -----------       -----------      -----------    -----------
Dilution due to common stock rights offering                                 --                --               --             --
                                                                    -----------       -----------      -----------    -----------
Net asset value, end of period                                      $      7.95       $      7.25      $      3.85    $      5.73
                                                                    ===========       ===========      ===========    ===========
Market value, end of period                                         $      7.21       $      6.75      $      3.59    $      5.10
                                                                    ===========       ===========      ===========    ===========
Total investment return (a)                                                6.81%            91.62%          (29.06)%         7.14%
                                                                    ===========       ===========      ===========    ===========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $    44,342       $    40,466      $    21,462    $    31,986
Ratio of expenses to average net assets, net of fee waivers#               2.50%(c)          2.06%            4.06%          2.45%
Ratio of expenses to average net assets, excluding fee waivers#            2.83%(c)          2.39%            4.37%          2.74%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes                                   2.49%(c)          2.05%            3.81%          2.18%
Ratio of net investment income/(loss) to average net assets                1.77%(c)          3.24%            0.14%          2.17%
Portfolio turnover rate                                                      28%               65%             122%            88%

----------
++   Based on average shares outstanding.
+ Based on average shares outstanding from April 1, 1996 through August 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan.
#    Ratios shown are inclusive of Brazilian transaction taxes, if any.

                                 See accompanying notes to financial statements.

                                                                                 FOR THE FISCAL YEARS ENDED MARCH 31,
                                                                    ------------------------------------------------------------
                                                                        2001            2000            1999             1998
                                                                    -----------     -----------     -----------      -----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                $      8.36     $      4.98     $     10.26      $     17.96
                                                                    -----------     -----------     -----------      -----------
Net investment income/(loss)                                               0.09            0.02++          0.04++           0.03
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                               (2.18)           3.23           (5.23)           (2.76)
                                                                    -----------     -----------     -----------      -----------
Net increase/(decrease) in net assets resulting from operations           (2.09)           3.25           (5.19)           (2.73)
                                                                    -----------     -----------     -----------      -----------
Dividends and distributions to shareholders:
  Net investment income                                                      --              --           (0.12)           (0.02)
  Net realized gains on investments                                          --              --              --            (4.95)
                                                                    -----------     -----------     -----------      -----------
Total dividends and distributions to shareholders                            --              --           (0.12)           (4.97)
                                                                    -----------     -----------     -----------      -----------
Anti-dilutive impact due to capital shares repurchased                     0.04            0.13            0.03               --
                                                                    -----------     -----------     -----------      -----------
Dilution due to common stock rights offering                                 --              --              --               --
                                                                    -----------     -----------     -----------      -----------
Net asset value, end of period                                      $      6.31     $      8.36     $      4.98      $     10.26
                                                                    ===========     ===========     ===========      ===========
Market value, end of period                                         $      4.95     $     6.125     $     4.313      $     8.375
                                                                    ===========     ===========     ===========      ===========
Total investment return (a)                                              (19.18)%         42.03%         (46.87)%          (5.55)%
                                                                    ===========     ===========     ===========      ===========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $    35,225     $    47,722     $    31,018      $    67,360
Ratio of expenses to average net assets, net of fee waivers#               2.38%           3.80%           5.17%            2.07%
Ratio of expenses to average net assets, excluding fee waivers#            2.66%           4.15%           5.52%            2.42%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes                                   2.20%           3.33%           4.82%            1.72%
Ratio of net investment income/(loss) to average net assets                1.24%           0.41%           0.66%            0.17%
Portfolio turnover rate                                                      82%            135%            137%             123%

                                                                          FOR THE FISCAL YEARS ENDED MARCH 31,
                                                                    -----------------------------------------------
                                                                        1997               1996             1995
                                                                    -----------        -----------      -----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                $     14.18        $     13.02      $     20.80
                                                                    -----------        -----------      -----------
Net investment income/(loss)                                               0.10+              0.06            (0.12)
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                5.69               3.32++          (3.80)
                                                                    -----------        -----------      -----------
Net increase/(decrease) in net assets resulting from operations            5.79               3.38            (3.92)
                                                                    -----------        -----------      -----------
Dividends and distributions to shareholders:
  Net investment income                                                   (0.02)                --            (0.03)
  Net realized gains on investments                                          --              (2.22)           (3.83)
                                                                    -----------        -----------      -----------
Total dividends and distributions to shareholders                         (0.02)             (2.22)           (3.86)
                                                                    -----------        -----------      -----------
Anti-dilutive impact due to capital shares repurchased                       --                 --               --
                                                                    -----------        -----------      -----------
Dilution due to common stock rights offering                              (1.99)                --               --
                                                                    -----------        -----------      -----------
Net asset value, end of period                                      $     17.96        $     14.18      $     13.02
                                                                    ===========        ===========      ===========
Market value, end of period                                         $     14.50        $    13.875      $     14.75
                                                                    ===========        ===========      ===========
Total investment return (a)                                                4.67%(b)           8.85%           (6.79)%
                                                                    ===========        ===========      ===========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $   117,887        $    65,696      $    60,156
Ratio of expenses to average net assets, net of fee waivers#               1.76%              1.76%            1.86%
Ratio of expenses to average net assets, excluding fee waivers#            2.11%              2.11%            2.13%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes                                   1.69%              1.76%            1.73%
Ratio of net investment income/(loss) to average net assets                0.39%              0.39%           (0.62)%
Portfolio turnover rate                                                      74%                55%              69%

----------
(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b)  Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c)  Annualized.

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Director's under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is recorded as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate of 0.38% was effective until the end of 2003, and declined to 0.08% during 2004. For the six months ended

September 30, 2004, the Fund incurred $897 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower) and 1.05% of amounts over $100 million. CSAM has agreed to waive a portion of the advisory fee equal to an annual rate of 0.35% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended September 30, 2004, CSAM earned $229,339 for advisory services, of which CSAM waived $59,458. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended September 30, 2004, CSAM was reimbursed $3,358 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the six months September 30, 2004, BBNA earned $5,208 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended September 30, 2004, BSFM earned $18,681 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended September 30, 2004, Merrill was paid $17,581 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,580,441 shares outstanding at September 30, 2004, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For the six months ended September 30, 2004, purchases and sales of securities, other than short-term investments, were $11,683,322 and $10,502,485, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowing at the Federal Funds rate plus 0.50%. During the six months ended September 30, 2004, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, Post-October losses (as later defined), and excise tax regulations.

The tax character of the dividend paid during the fiscal year ended March 31, 2004 for the Fund was ordinary income of $837,066.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended March 31, 2004, the Fund incurred, but elected not to defer, net realized losses of $18,268 from foreign currency related transactions.

At March 31, 2004, the Fund had a capital loss carryover for U.S. federal income tax purposes of $48,404,660 of which, $23,250,685, $11,025,477, $7,751,566, and
$6,376,932 expire in 2007, 2008, 2010 and 2011, respectively. The Fund will be unable to realize the benefit from these losses if it cannot realize gains on investments prior to the liquidation of the Fund.

At September 30, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $30,307,670, $13,820,364, $(92,393) and $13,727,971, respectively.

NOTE G. LITIGATION CONTINGENCIES

On September 22, 2002, the Fund announced that it had entered into a settlement agreement with the plaintiff in two litigations then pending against the Fund. The first action, commenced in May 1997 in the U.S. Southern District of New York, alleged that the Fund's 1996 rights offering constituted a breach of fiduciary duty by the Fund's investment adviser and its directors. (STROUGO V. BASSINI ET AL. 97Civ. 3579 (RWS).) The second action, brought by the same plaintiff in the same court, alleged violations of Sections 36(a) and 36(b) of the 1940 in connection with the investment advisory fee arrangements between the Fund and CSAM. (STROUGO V. BEA ASSOCIATES, 98 Civ. 3725 (RWS).)

Under the terms of the settlement agreement, which has received final court approval:

     - the Fund will be liquidated and its net assets distributed to shareholders;

     - the class members in the rights offering litigation (shareholders who owned shares during the period June 7, 1996 through July 17, 1996) who did not exercise their rights in the rights offering and sold their shares prior to the close of business on February 15, 2002 will be entitled to receive $1.00 per share sold, upon presentation of accurate and completed proof of claims,

     - the class members in the rights offering litigation who exercised their rights in the rights offering and sold their shares prior to the close of business on February 15, 2002 will be entitled to receive $0.25 per share for rights which were exercised, upon presentation of accurate and completed proof of claims; and

     - plaintiff will receive an award of attorneys' fees and related amounts of $515,000 plus reimbursement of expenses in the amount of $70,561.

The amounts payable to the class members and plaintiff's counsel fees and expenses (inclusive of any compensatory award to the plaintiff) will be payable in the first instance by CSAM, but most of those amounts are expected to be reimbursed by Gulf Insurance Company ("Gulf"), the issuer of an errors and omissions policy covering CSAM, the Fund and its directors and officers.

Under a separate agreement among the Fund, CSAM and Gulf, Gulf has agreed: (i) to reimburse CSAM for up to $750,000 of the plaintiff's legal fees and related amounts and up to $75,000 of expense reimbursements to plaintiff's counsel; (ii) to reimburse the Fund and CSAM for the cost of funding the settlement payments to all of the class plaintiffs in the rights offering litigation up to a cap which is sufficient to satisfy all claims; and (iii) to reimburse $512,500 of costs and attorneys' fees billed by CSAM, the Fund and the individual defendants prior to December 31, 2001 for defense of the two actions (the "Defense Fee") and 87.5% of all costs and fees billed to CSAM, the Fund and the individual defendants after December 31, 2001 in connection with the litigation and settlement of the two actions (with the remaining 12.5% to be borne equally by CSAM and the Fund).

CSAM will receive $506,250 of the Defense Fee and the Fund the balance, and in consideration therefor CSAM has agreed to waive its claim for indemnification from the Fund of the approximately $1.1 million in costs and fees incurred by it in connection with the fee litigation through September 30, 2002. CSAM has also agreed to waive any rights to indemnification from the Fund for any costs and fees incurred after December 31, 2001 in connection with the litigation and settlement of the two litigations which are not paid by the insurance carrier.

The liquidation of the Fund is to occur within 30 days following the issuance by the Securities and Exchange Commission of an exemptive order under the 1940 Act permitting the Fund's participation in the settlement on the terms described above.

NOTE H. OTHER CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

               -    By calling 1-800-293-1232;

               -    On the Fund's website, www.csam.com/us

               - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

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

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

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2004, CSAM managed over $27 billion in the U.S. and, together with its global affiliates, managed assets of over $308 billion in 15 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "BrazilEqty". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and Barron's, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac                        Lead Director

James J. Cattano                        Director

George W. Landau                        Director

Robert J. McGuire                       Director

William W. Priest, Jr.                  Director

Martin M. Torino                        Director

Miklos A. Vasarhelyi                    Director

Michael E. Kenneally                    Chairman of the Board of
                                        Directors, Chief Executive
                                        Officer and President

Emily Alejos                            Chief Investment Officer

Michael A. Pignataro                    Chief Financial Officer and
                                        Secretary

Robert M. Rizza                         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by the independent registered public accounting firm who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[BZL LISTED NYSE(R) LOGO]

3910-SA-04

ITEM 2. CODE OF ETHICS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS
Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 8, 2004.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)  Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE BRAZILIAN EQUITY FUND, INC.

          /s/ Michael E. Kenneally
          ------------------------
          Name: Michael E. Kenneally
          Title: Chief Executive Officer
          Date: December 3, 2004


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Michael E. Kenneally
          ------------------------
          Name: Michael E. Kenneally
          Title: Chief Executive Officer
          Date: December 3, 2004


          /s/ Michael A. Pignataro
          ------------------------
          Name: Michael A. Pignataro
          Title: Chief Financial Officer
          Date: December 3, 2004